CONSENT OF INDEPENDENT AUDITORS


The Board of Directors of Aetna Life Insurance and Annuity Company and Contract Owners of Aetna Variable Annuity Account B:


We consent to the use of our reports dated February 4, 1997 and February 14,1997 incorporated herein by reference in registration statement (No. 33-75998) on Form N-4.

                                            /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
August 21, 1997